UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

April 18, 2018 (April 16, 2018) Date of Report (Date of earliest event reported)

Sonic Foundry, Inc. (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-30407 (Commission File Number)	39-1783372 (IRS Employer Identification No.)

222 W. Washington Ave Madison, WI 53703 (Address of principal executive offices)	(608) 443-1600 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 16, 2018, Sonic Foundry, Inc. issued 232,558 shares of common stock to Andrew D. Burish. The shares were issued at a price of $2.15 per share, representing the closing price on April 13, 2018. On April 16, 2018, the closing price of the Company’s common stock was $2.18 per share. Mr. Burish also received warrants to purchase 232,558 shares of common stock at an exercise price of $2.50 per share, respectively, which expire on April 16, 2025.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits

10.1    Form of Subscription Agreement
10.2    Form of Warrant Agreement

EXHIBIT LIST

10.1    Form of Subscription Agreement
10.2    Form of Warrant Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonic Foundry, Inc.
(Registrant)

April 18, 2018

By:	/s/ Kenneth A. Minor

By:	Kenneth A. Minor

Title:	Chief Financial Officer